Exhibit 4.1

COMMON
INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA
SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS
CUSIP 68235P 10 8
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF
ONE Gas, Inc.
transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.
Dated:
CHAIRMAN OF THE BOARD VICE PRESIDENT, ASSOCIATE GENERAL
COUNSEL AND SECRETARY
COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE
AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS
OGS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common UTMA Custodian (Cust) (Minor)
TEN ENT – as tenants by entireties under Uniform Transfers to Minors
JT TEN – as joint tenants with right of survivorship Act and not as tenants in common (State)
Additional abbreviations may also be used though not in above list.
For value received hereby sell, assign, and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
Shares
of the capital stock represented by the within Certificate,
and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.
Dated X
X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH
AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES
TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK
STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR
THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT
BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE